Prospectus

March 31, 2005

Prospectus

T. Rowe Price

Limited-Term Bond Portfolio—II

The fund seeks a high level of income
consistent with moderate price fluctuation.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

March 31, 2005

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

T. Rowe Price Fixed Income Series, Inc.

T. Rowe Price Limited-Term Bond Portfolio—II

1	About the Fund
	Objective, Strategy, Risks, and Expenses	1
	Other Information About the Fund	4
	Some Basics of Fixed-Income Investing	5

2	T. Rowe Price Account Information
	Pricing Shares and Receiving Sale Proceeds	8
	Rights Reserved by the Funds	10
	Dividends and Other Distributions	11
	Distribution, Shareholder Servicing, and Recordingkeeping Fees	11

3	More About the Fund
	Organization and Management	12
	Understanding Performance Information	13
	Investment Policies and Practices	14
	Disclosure of Fund Portfolio Information	22
	Financial Highlights	22


 Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates managed $235.2 billion for more than nine million individual and institutional investor accounts as of December 31, 2004.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

About the Fund

1

T. Rowe Price Fixed Income Series, Inc.

T. Rowe Price Limited-Term Bond Portfolio—II

 Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates managed $235.2 billion for more than nine million individual and institutional investor accounts as of December 31, 2004.

T. Rowe Price-1

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About the Fund 1

objective, strategy, risks, and expenses

A word about the fund`s name and structure. The  II class is a share class of its respective T. Rowe Price portfolio and is not a separate mutual fund. The class should be used as an investment option for variable annuity and variable life insurance contracts.

What is the fund`s objective?

The fund seeks a high level of income consistent with moderate fluctuations in principal value.

What is the fund`s principal investment strategy?

Normally, the fund invests at least 80% of its net assets in bonds and 65% of total assets in short- and intermediate-term bonds. There are no maturity limitations on individual securities purchased, but the fund`s average effective maturity (discussed later in this section) will not exceed five years. Targeting effective maturity provides additional flexibility in portfolio management but, all else being equal, could result in higher volatility than would be true of a fund targeting a stated maturity or maturity range.

At least 90% of the fund`s portfolio will consist of investment-grade securities that have been rated in the four highest credit categories (AAA, AA, A, BBB) by at least one national rating agency or, if unrated, that have received the T. Rowe Price equivalent. In an effort to enhance yield, up to 10% of assets can be invested in below investment-grade securities, commonly referred to as "junk" bonds, including those with the lowest rating. The fund`s holdings may include mortgage-backed securities, derivatives, and foreign investments.

Within this broad structure, investment decisions reflect the manager`s outlook for interest rates and the economy as well as the prices and yields of the various securities. For example, if rates are expected to fall, the manager may seek longer-term securities (within the fund`s program) that would provide higher yields and appreciation potential. And if, for instance, the economic outlook is positive, the manager may take advantage of the 10% "basket" for noninvestment-grade bonds.

The fund may sell holdings for a variety of reasons, such as to adjust the portfolio`s average maturity or quality or to shift assets into higher-yielding securities or different sectors.

For details about the fund`s investment program, please see the Investment Policies and Practices section.

What are the main risks of investing in the fund?

  Interest rate risk  This is the decline in bond prices that accompanies a rise in the overall level of interest rates as shown in Table 3 in this section. It is the major source of risk for investors in this fund. However, because short-term bonds are less sensitive to interest rate increases or decreases than longer-term bonds, price volatility for the fund is expected to be relatively modest.

  Credit risk  This is the chance that any of the fund`s holdings will have their credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund`s income level and share price.

  Most investment-grade (AAA through BBB) securities have relatively low financial risk and a relatively high probability of future payment. However, securities rated BBB are more susceptible to adverse economic conditions and may have speculative characteristics. Securities rated below investment grade (junk or high-yield bonds) should be regarded as speculative because their issuers are more suscepti

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  ble to financial setbacks and recession than more creditworthy companies. If the fund invests in securities whose issuers develop unexpected credit problems, the fund`s price could decline.

  The fund may continue to hold a security that has been downgraded after purchase.

  Prepayment risk and extension risk  A mortgage-backed bond, unlike most other bonds, can be hurt when interest rates fall because homeowners tend to refinance and prepay principal. Receiving increasing prepayments in a falling interest rate environment causes the average maturity of the portfolio to shorten, reducing its potential for price gains. It also requires the fund to reinvest proceeds at lower interest rates, which reduces the portfolio`s total return and yield, and may even cause certain bond prices to fall below the level the fund paid for them, resulting in a capital loss. Any of these developments could result in a decrease in the fund`s income, share price, or total return.

  Extension risk refers to a rise in interest rates that causes a fund`s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the fund`s sensitivity to rising rates and its potential for price declines.

  Derivatives risk  Shareholders are also exposed to derivatives risk, the potential that our investments in these complex and volatile instruments could affect the fund`s share price. In addition to CMOs and better-known instruments such as swaps and futures, other derivatives that may be used in limited fashion by the fund include interest-only (IO) and principal-only (PO) securities known as "strips." Some of these instruments can be highly volatile, and their value can fall dramatically in response to rapid or unexpected changes in the mortgage, interest rate, or economic environment.

  Foreign investing risk  To the extent the fund holds foreign bonds, it will be subject to special risks, whether the bonds are denominated in U.S. dollars or foreign currencies. These risks include potentially adverse political and economic developments overseas, greater volatility, lower liquidity, and the possibility that foreign currencies will decline against the dollar, lowering the value of securities denominated in those currencies and possibly the fund`s share price.

  As with any mutual fund, there can be no guarantee the fund will achieve its objective.

  The share price and income level of the fund will fluctuate with changing market conditions and interest rate levels. When you sell your shares, you may lose money.

  How can I tell if the fund is appropriate for me?

  Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. The fund is designed for individuals seeking a higher level of income than money market funds provide and who are able to accept the risk of modest price declines. If you are investing primarily for principal safety and liquidity, you should consider a money market fund.

  The fund should not represent your complete investment program or be used for short-term trading purposes.

  How has the fund performed in the past?

  Limited-Term Bond Portfolio — II began operations on March 31, 2005, and thus does not have a full calendar year of performance history. As a point of comparison, however, the following bar chart and table show calendar year returns for the oldest existing class of the Limited-Term Bond Portfolio. The oldest existing class of the Limited-Term Bond Portfolio and the Limited-Term Bond Portfolio—II class share the same portfolio.

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  The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and over time. Fund past performance is no guarantee of future returns.

  The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

  Table 1  Average Annual Total Returns
	Periods ended December 31, 2004
	1 year	5 years	10 years
Limited-Term Bond Portfolio	1.10%	5.66%	5.61%

Merrill Lynch 1-5 Year U.S. Corporate and Government Index	1.77	6.12	6.49
Lipper Variable Annuity Underlying Short Intermediate Investment-Grade Debt Funds Average	1.62	5.15	5.85

  These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any.

  Figures do not reflect fees at the insurance product or contract level; if those fees were included, returns would be lower.

  Merrill Lynch 1-5 Year U.S. Corporate and Government Index is a market capitalization weighted index including U.S. government and fixed-
  coupon domestic investment-grade corporate bonds with at least $100 million par amount outstanding.

  What fees and expenses will I pay?

  The fees and expenses set forth below are paid by the portfolio and borne indirectly by contract holders. There are additional expenses charged by insurance companies, which apply to your insurance contract or policy, and these are described in the variable annuity and variable life contract prospectuses.

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  Table 2  Fees and Expenses of the II Class
Annual fund operating expenses (expenses that are deducted from fund assets)
Management fee	0.70%
Distribution and service (12b-1) fees	0.25%
Other expenses	—
Total annual fund operating expenses	0.95%

  Example.  The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, you invest $10,000, earn a 5% annual return, hold the investment for the following periods, and then redeem:

1 year	3 years	5 years	10 years
$97	$303	$525	$1,166

  other INFORMATION about the fund

  What are the fund`s potential rewards?

  The fund`s income level should generally be above that of a money market fund, but less than that of a long-term bond fund. Its share price should fluctuate less than a longer-term bond fund.

  How does the fund`s credit quality relate to its investment objective?

  In pursuit of high income with moderate principal fluctuation, the fund invests at least 90% of assets in investment-grade securities, which provide a range of income opportunities with some additional credit risk for investments that are lower on the rating scale. The balance may consist of securities rated below investment grade, including those with the lowest rating. Like all portfolio holdings, these securities are subject to vigorous credit research conducted by T. Rowe Price analysts. (For a detailed discussion, please see Investment Policies and Practices—High-Yield, High-Risk Bonds.)

  What are the most important influences on a fund`s performance?

  Performance (total return) is determined by the change in the fund`s share price and by the income and capital gains reinvested over a given period. Both components are affected by changes in interest rates.

  The fund`s share price will generally move in the opposite direction of interest rates. For example, as interest rates rise, share price will likely decline. Rising rates provide the opportunity for the fund`s income to increase, but it is unlikely that the higher income by itself will entirely offset the fall in price.

  The maturity and type of securities in the fund`s portfolio determine just how much the share price rises or falls when rates change. Generally, when rates fall, long-term securities rise more in price than short-term securities, and vice versa. Mortgage-backed securities usually follow this pattern but, because of prepayments, would not be expected to rise as much in price as Treasury or corporate bonds.

  You will find more information about the types of securities the fund may own and how they may perform further on in this section and in Section 3.

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  How does the portfolio manager try to reduce risk?

  Consistent with the fund`s objective, the portfolio manager uses various tools to try to reduce risk and increase total return, including:

  Diversification of assets to reduce the impact of a single holding or sector on the fund`s net asset value.

  Thorough credit research by our own analysts.

  Adjustment of fund duration to try to reduce the drop in price when interest rates rise or to benefit from the rise in price when rates fall. Duration is a measure of a fund`s sensitivity to interest rate changes.

  What are derivatives and can the fund invest in them?

  A derivative is a financial instrument whose value is derived from an underlying security such as a stock or bond or from a market benchmark, such as an interest rate index. Many types of investments representing a wide range of risks and potential rewards are derivatives, including conventional instruments such as callable bonds, futures, and options, as well as more exotic investments such as swaps and structured notes. Investment managers have used derivatives for many years.

  Derivatives will be used only if the expected risks and rewards are consistent with fund objectives, policies, and overall risk profile as described in this prospectus. The fund uses derivatives in situations in which they may help accomplish the following: hedge against decline in principal value, increase yield, invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment, or adjust portfolio duration.

  Is there other information I can review before making a decision?

  Investment Policies and Practices in Section 3 discusses various types of portfolio securities the fund may purchase as well as types of management practices the fund may use.

  some basics of Fixed-Income investing

  Is a fund`s yield fixed or will it vary?

  It will vary. The yield is calculated every day by dividing a fund`s net income per share, expressed at annual rates, by the share price. Since both income and share price will fluctuate, a fund`s yield will also vary. (Although money fund prices are stable, income is variable.)

  Is yield the same as total return?

  Not for bond funds. A fund`s total return is the result of reinvested distributions from income and capital gains and the change in share price for a given period. Income is always a positive contributor to total return and can either enhance a rise in share price or help offset a price decline.

  What is credit quality and how does it affect yield?

  Credit quality refers to a bond issuer`s expected ability to make all required interest and principal payments on time. Because highly rated issuers represent less risk, they can borrow at lower interest rates than less creditworthy issuers. Therefore, a fund investing in high-quality securities should have a lower yield than an otherwise comparable fund investing in lower-quality securities.

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  T. Rowe Price Account Information

  What is meant by a bond fund`s maturity?

  Every bond has a stated maturity date when the issuer must repay the bond`s entire principal value to the investor. However, many bonds are "callable," meaning their principal can be repaid earlier than, on, or after specified call dates. Bonds are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, just as a homeowner refinances a mortgage. In that environment, a bond`s "effective maturity" is usually its nearest call date. For example, the rate at which homeowners pay down their mortgage principal determines the effective maturity of mortgage-backed securities.

  A bond mutual fund has no real maturity, but it does have a weighted average maturity and a weighted average effective maturity. Each of these numbers is an average of the stated or effective maturities of the underlying bonds, with each bond`s maturity "weighted" by the percentage of fund assets it represents. (The fund`s average effective maturity is calculated by reference to the nearest call dates or coupon reset dates of the underlying holdings.) Some funds target effective maturities rather than stated maturities when computing the average. This provides additional flexibility in portfolio management.

  What is meant by a bond fund`s duration?

  Duration is a calculation that seeks to measure the price sensitivity of a bond or a bond fund to changes in interest rates. It is expressed in years, like maturity, but it is a better indicator of price sensitivity than maturity because it takes into account the time value of cash flows generated over the bond`s life. Future interest and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years — the duration. "Effective" duration takes into account call features and sinking fund payments that may shorten a bond`s life.

  Since duration can also be computed for bond funds, you can estimate the effect of interest rates on share prices by multiplying fund duration by an expected change in interest rates. For example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if rates rose by one percentage point. (T. Rowe Price shareholder reports show duration.)

  How is a bond`s price affected by changes in interest rates?

  When interest rates rise, a bond`s price usually falls, and vice versa. In general, the longer a bond`s maturity, the greater the price increase or decrease in response to a given change in rates, as shown in Table 3.

  Table 3  How Interest Rates Affect Bond Prices
		Price of a $1,000 face value bond if interest rates:
Bond maturity	Coupon	Increase		Decrease
		1 percent	2 percent	1 percent	2 percent
2 years	3.07%	$981	$962	$1,019	$1,039
5 years	3.61	956	914	1,047	1,096
10 years	4.22	923	853	1,085	1,178
30 years	4.83	859	746	1,177	1,403

  Coupons reflect yields on Treasury securities as of December 31, 2004. The table may not be representative of price changes for mortgage-backed securities because of prepayments. This is an illustration and does not represent expected yields or share price changes of any T. Rowe Price fund.

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  Since the average effective maturity of bonds held by the fund is expected to be no more than five years, the fund`s share price, like the value of the underlying bonds in its portfolio, should fluctuate less than a fund that holds bonds with longer average effective maturities.

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  T. Rowe Price Account Information 2

  As an investor in the II class of a T. Rowe Price fund through your variable annuity or variable life insurance contract, you will want to know about the following policies and procedures that apply to the II class and the funds. For instructions on how to purchase and redeem shares, read the insurance contract prospectus.

  Pricing Shares and Receiving Sale Proceeds

  Shares of the fund are designed to be offered to insurance company separate accounts established for the purpose of funding variable annuity and life insurance contracts. Variable annuity and variable life contract holders or participants are not the shareholders of the fund. Rather, the separate account of the insurance company is the shareholder. The variable annuity and variable life contracts are described in separate prospectuses issued by the insurance companies. The fund assumes no responsibility for such prospectuses, or variable annuity or variable life contracts.

  Shares of the fund are sold and redeemed without the imposition of any sales commission or redemption charge but are subject to a 12b-1 fee of 0.25%. In addition, certain other charges may apply to annuity or life contracts. Those charges are disclosed in the insurance contract prospectus.

  Your ability to exchange from this fund to any other T. Rowe Price fund that serves as an investment option under your insurance contract is governed by the terms of that contract and the insurance contract prospectus, as well as the fund`s excessive trading policy described in this section.

  How and when shares are priced

  The share price (also called "net asset value" or NAV per share) for each class of shares is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, each day that the exchange is open for business. To calculate the NAV, the fund`s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Market values are used to price stocks and bonds. Market values represent the prices at which securities actually trade or evaluations based on the judgment of the fund`s pricing services. If a market value for a security is not available, the fund will make a good faith effort to assign a fair value to the security. Investments in mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

  Non-U.S. equity securities are valued on the basis of their most recent closing market prices at 4 p.m. ET except under the circumstances described below. Most foreign markets close before 4 p.m. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. If a fund determines that developments between the close of the foreign market and 4 p.m. ET will, in its judgment, materially affect the value of some or all of the fund`s securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. In deciding whether to make these adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the fund is open.

  The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day`s opening prices in the same markets, and adjusted prices.

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  How your purchase, sale, or exchange price is determined

  Purchases

  The insurance companies purchase shares of the fund for their separate accounts, using premiums allocated by the contract holders or participants. Shares are purchased at the NAV next determined after the insurance company receives the premium payment in acceptable form. Initial and subsequent payments allocated to the fund are subject to the limits stated in the insurance contract prospectus issued by the insurance company.

  Redemptions

  The insurance companies redeem shares of the fund to make benefit or surrender payments under the terms of its contracts. Redemptions are processed on any day on which the New York Stock Exchange is open and are priced at the fund`s NAV next determined after the insurance company receives a surrender request in acceptable form.

  Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.

  How you can receive the proceeds from a sale

  Payment for redeemed shares will be made promptly, but in no event later than seven calendar days after receipt of your redemption order. However, the right of redemption may be suspended or the date of payment postponed in accordance with the Investment Company Act of 1940 ("1940 Act"). The amount received upon redemption of the shares of the fund may be more or less than the amount paid for the shares, depending on the fluctuations in the market value of the assets owned by the fund.

  Excessive and Short-Term Trading

  T. Rowe Price may bar excessive and short-term traders from purchasing shares.

  Excessive or short-term trading in fund shares may disrupt management of a fund and raise its costs. Short-term traders in funds investing in foreign securities can seek to take advantage of an anticipated difference between the price of the fund`s shares and price movements in overseas markets (see "How and when shares are priced"). While there is no assurance that T. Rowe Price can prevent all excessive and short-term trading, the Board of Directors/Trustees of each fund has adopted the policy set forth below to deter such activity. Persons trading directly with T. Rowe Price or indirectly through intermediaries in violation of this policy or persons believed to be short-term traders may be barred permanently from further purchases of the Price funds. Purchase transactions placed by such persons are subject to rejection without notice. These policies apply to contract holders notwithstanding any provisions in your insurance contract.

  All persons purchasing shares held directly with a T. Rowe Price fund who make more than one purchase and one sale or one sale and one purchase involving the same fund within any 90-day calendar period will violate the policy.

  All persons purchasing fund shares held through an insurance company who hold the shares for less than 90 calendar days will violate the policy.

  Intermediaries often establish omnibus accounts in the T. Rowe Price funds for their customers. In such situations, T. Rowe Price cannot always monitor trading activity by individual contract holders. However, T. Rowe Price reviews trading activity at the omnibus account level and looks for activity that indicates potential excessive or shortterm trading. If it detects suspicious trading activity, T. Rowe Price contacts the intermediary to determine whether the excessive trading policy has been

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  More About the Fund

  violated and, if so, asks the intermediary to take action to restrict transactions by the underlying contract holder in accordance with the policy.

  Systematic purchases and redemptions are exempt from these policies. In addition, transactions in automated, nondiscretionary rebalancing and asset allocation programs may be exempt from the excessive trading policy subject to prior written approval by designated persons at T. Rowe Price.

  T. Rowe Price generally seeks to enforce its excessive trading policies against individual contract holders when violations of its policies are discovered. The terms of your insurance contract may also restrict your ability to trade between the investment options available under your contract. T. Rowe Price reserves the right to modify the 90-day policy set forth above and apply your insurance company`s excessive trading policy (for example, in situations where an insurance contract with multiple investment options imposes a uniform restriction on trading in the contract that differs from the T. Rowe Price fund`s policy). These modifications would be authorized only if the fund determines, in its discretion, that the modified policy provides protection to the fund that is substantially equivalent to the fund`s regular policy.

  There is no guarantee that T. Rowe Price will detect or prevent excessive or short-term trading. In addition, T. Rowe Price cannot always detect excessive or short-term trading through intermediaries with omnibus accounts.

  Rights Reserved by the Funds

  T. Rowe Price funds and their agents reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone or telegram; (3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order placed through an intermediary, no later than the business day after the order is received by the intermediary (including, but not limited to, orders deemed to result in excessive trading, market timing, or 5% ownership); (5) to cease offering fund shares at any time to all or certain groups of investors; (6) to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; (7) to otherwise modify the conditions of purchase and any services at any time; (8) to waive any wire fees charged to a group of shareholders; (9) to act on instructions reasonably believed to be genuine; and (10) to involuntarily redeem your account at the net asset value calculated the day the account is redeemed, in cases of threatening conduct, suspected fraudulent or illegal activity, or if the fund or its agent is unable, through its procedures, to verify the identity of the person(s) or entity opening an account. These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the fund or required by law.

  In an effort to protect T. Rowe Price funds from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy, no contract holder or participant or group of contract holders or participants controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of the fund, except upon approval of the fund`s management.

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  Dividends and Other Distributions

  For a discussion of the tax status of your variable annuity contract, please refer to the insurance contract prospectus.

  Dividends and Other Distributions

  The policy of the fund is to distribute all of its net investment income and net capital gains each year to its shareholders, which are the separate accounts established by the various insurance companies in connection with their issuance of variable annuity and variable life contracts. Dividends from net investment income are declared and paid monthly for the Limited-Term Bond Portfolio; declared and paid quarterly for the Equity Income Portfolio; and declared and paid annually for all other portfolios. All fund distributions made to a separate account will be reinvested automatically in additional fund shares, unless a shareholder (separate account) elects to receive distributions in cash. Under current law, dividends and distributions made by the fund to separate accounts generally are not taxable to the separate accounts, the insurance company, or the contract holder, provided that the separate account meets the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended, and other tax-related requirements are satisfied. The fund intends to diversify its investments in the manner required under Code Section 817(h).

  Foreign Transactions

  If the fund pays nonrefundable taxes to foreign governments during the year, the taxes will reduce fund dividends.

  Distribution, Shareholder Servicing, and Recordkeeping Fees

  II Class has adopted a 12b-1 plan under which it pays a fee at the rate of up to 0.25% of its daily net assets per year to various insurance companies, their agents, and contract distributors for distribution and servicing of its shares. These payments may be more or less than the costs incurred by the insurance companies, their agents, and contract distributors. Because the fees are paid from the II class net assets on an ongoing basis, they will increase the cost of your investment and, over time, could result in your paying more than with other types of sales charges.

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  More About the Fund 3

  Organization and Management

  How is the fund organized?

  T. Rowe Price Fixed Income Series, Inc. (the "corporation") was incorporated in Maryland in 1994. Currently, the corporation consists of two series, each representing a separate pool of assets with different objectives and investment policies. In 2005, the Limited-Term Bond Portfolio issued a separate class of shares known as the II class.

  Shareholders benefit from T. Rowe Price`s 68 years of investment management experience.

  What is meant by "shares"?

  Contract holders and participants indirectly (through the insurance company separate account) purchase shares when they put money in a fund offered as an investment option in their insurance contracts. These shares are part of a fund`s authorized capital stock, but share certificates are not issued.

  Each share and fractional share entitles the shareholder (the insurance company separate account) to cast one vote per share on certain fund matters, including the election of fund directors/trustees, changes in fundamental policies, or approval of changes in the fund`s management contract.

  The shares of the fund have equal voting rights. The various insurance companies own the outstanding shares of the fund in their separate accounts. These separate accounts are registered under the 1940 Act or are excluded from registration thereunder. Under current law, the insurance companies must vote the shares held in registered separate accounts in accordance with voting instructions received from variable contract holders or participants having the right to give such instructions.

  Do T. Rowe Price funds have annual shareholder meetings?

  The funds are not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, do not do so except when certain matters, such as a change in fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee.
  If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the insurance company will send you the fund`s proxy materials that explain the issues to be decided and include instructions on voting.

  Who runs the fund?

  General Oversight

  The fund is governed by a Board of Directors/Trustees that meets regularly to review fund investments, performance, expenses, and other business affairs. The Board elects the fund`s officers. The majority of Board members are independent of T. Rowe Price.

  All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price—specifically by the fund`s portfolio managers .

  Portfolio Management

  The fund has an Investment Advisory Committee with the following members: Edward A. Wiese, Chairman, Connice A. Bavely, Steven G. Brooks, Jennifer A. Callaghan, Charles B. Hill, Cheryl A. Mickel, and Vernon A. Reid, Jr. Mr. Wiese joined T. Rowe Price in 1984 and has been managing investments since 1985.

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  The Management Fee

  The fund pays T. Rowe Price an annual fee that includes investment management services and ordinary, recurring operating expenses, but does not cover interest, taxes, brokerage, nonrecurring and extraordinary items or fees and expenses for the fund`s independent directors. The fee is based on fund average daily net assets and is calculated and accrued daily. The fee for the fund is 0.70%.

  In addition, from time to time, T. Rowe Price may make payments from its own resources to eligible insurance companies for services they provide to the fund for contract holders. These payments range from 0.15% to 0.25% of the average annual total assets invested by the separate accounts of the insurance company in the fund. T. Rowe Price may also reimburse insurance companies, broker-dealers, and other distributors for certain bona fide selling expenses associated with distribution of the insurance contracts in which the fund serves as an investment option. Such expense reimbursements were less than .005% of total T. Rowe Price fund assets in 2004.

  Variable Annuity and Variable Life Charges

  Variable annuity and variable life fees and charges imposed on contract holders and participants by the insurance companies are in addition to those described previously and are described in the variable annuity and variable life contract prospectuses.

  Variable Annuity and Variable Life Conflicts

  The fund may serve as an investment medium for both variable annuity contracts and variable life insurance policies. Shares of the fund may be offered to separate accounts established by any number of insurance companies. The fund currently does not foresee any disadvantages to variable annuity contract owners due to the fact that the fund may serve as an investment medium for both variable life insurance policies and annuity contracts; however, due to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of annuity contracts and insurance policies for which the fund serves as an investment medium might at some time be in conflict. However, the fund`s Board of Directors/Trustees is required to monitor events to identify any material conflicts between variable annuity contract owners and variable life policy owners, and will determine what action, if any, should be taken in the event of such a conflict. If such a conflict were to occur, an insurance company participating in the fund might be required to redeem the investment of one or more of its separate accounts from the fund. This might force the fund to sell securities at disadvantageous prices.

  Understanding Performance Information

  This section should help you understand the terms used to describe fund performance. You may see these terms used in shareholder reports you receive from your insurance company.

  Total Return

  This tells you how much an investment has changed in value over a given period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Therefore, total return numbers include the effect of compounding.

  Advertisements may include cumulative or average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.

  T. Rowe Price-1

  Cumulative Total Return

  This is the actual return of an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated during the period. For example, an investment could have a 10-year positive cumulative return despite experiencing some negative years during that time.

  Average Annual Total Return

  This is always hypothetical and should not be confused with actual year-by-year results. It smooths out all the variations in annual performance to tell you what constant year-by-year return would have produced the investment`s actual cumulative return. This gives you an idea of an investment`s annual contribution to your portfolio, provided you held it for the entire period.

  Total returns and yields quoted for the fund include the effect of deducting the fund`s expenses, but may not include charges and expenses attributable to any particular insurance product. Since you can only purchase shares of the fund through an insurance product, you should carefully review the prospectus of the insurance product you have chosen for information on relevant charges and expenses. Excluding these charges from quotations of the fund`s performance has the effect of increasing the performance quoted.

  Yield

  The current or "dividend" yield on a fund or any investment tells you the relationship between the investment`s current level of annual income and its price on a particular day. The dividend yield reflects the actual income paid to shareholders for a given period, annualized and divided by the price at the end of the period. For example, a fund providing $5 of annual income per share and a price of $50 has a current yield of 10%. Yields can be calculated for any time period.

  For bond funds, the advertised or SEC yield is found by determining the net income per share (as defined by the Securities and Exchange Commission) earned by a fund during a 30-day base period and dividing this amount by the share price on the last day of the base period. The SEC yield—also called the standardized yield—may differ from the dividend yield.

  Investment Policies and Practices

  This section takes a detailed look at some of the types of fund securities and the various kinds of investment practices that may be used in day-to-day portfolio management. Fund investments are subject to further restrictions and risks described in the Statement of Additional Information.

  Shareholder approval is required to substantively change fund objectives. Shareholder approval is also required to change certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies" that can be changed without shareholder approval. Shareholders will receive at least 60 days` prior notice of any change in the policy requiring the fund to normally invest at least 80% of net assets in bonds. Fund investment restrictions and policies apply at the time of purchase. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made. (This exception does not apply to the fund`s borrowing policy.)

  Fund holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in this prospectus. For instance, fund investments in certain derivatives are limited to 10% of total assets. While these restrictions provide a useful level of detail about fund investments, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in derivatives could have significantly more of an impact

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  on a fund`s share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all other fund investments.

  Changes in fund holdings, fund performance, and the contribution of various investments are discussed in the shareholder reports sent to you by your insurance company.

  Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help achieve fund objectives.

  Types of Portfolio Securities

  In seeking to meet its investment objective, fund investments may be made in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with its investment program. The following pages describe various types of fund securities and investment management practices.

  Fundamental policy  The fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of the fund`s total assets would be invested in securities of a single issuer or more than 10% of the outstanding voting securities of the issuer would be held by the fund.

  Bonds

  A bond is an interest-bearing security. The issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond`s face value) on a specified date. An issuer may have the right to redeem or "call" a bond before maturity, and the investor may have to reinvest the proceeds at lower market rates.

  A bond`s annual interest income, set by its coupon rate, is usually fixed for the life of the bond. Its yield (income as a percent of current price) will fluctuate to reflect changes in interest rate levels. A bond`s price usually rises when interest rates fall, and vice versa, so its yield stays consistent with current market conditions.

  Conventional fixed-rate bonds offer a coupon rate for a fixed maturity with no adjustment for inflation. Real rate of return bonds also offer a fixed coupon but include ongoing inflation adjustments for the life of the bond.

  Bonds may be unsecured (backed by the issuer`s general creditworthiness only) or secured (also backed by specified collateral). Bonds include asset- and mortgage-backed securities.

  Certain bonds have interest rates that are adjusted periodically. These interest rate adjustments tend to minimize fluctuations in the bonds` principal values. The maturity of those securities may be shortened under certain specified conditions.

  Bonds may be designated as senior or subordinated obligations. Senior obligations generally have the first claim on a corporation`s earnings and assets and, in the event of liquidation, are paid before subordinated debt.

  Asset-Backed Securities

  An underlying pool of assets, such as credit card or automobile trade receivables or corporate loans or bonds, backs these bonds and provides the interest and principal payments to investors. On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed-rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the structure or by a third-party insurance wrap, and the credit quality of the swap counterparty, if any. The underlying assets (i.e., loans) are sometimes subject to prepayments, which can shorten the security`s weighted average life and may lower its return. The value of

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  these securities also may change because of actual or perceived changes in the creditworthiness of the individual borrowers, the originator, the servicing agent, the financial institution providing the credit support, or the swap counterparty. There is no limit on fund investments in these securities.

  Mortgage-Backed Securities

  The fund may invest in a variety of mortgage-backed securities. Mortgage lenders pool individual home mortgages with similar characteristics to back a certificate or bond, which is sold to investors such as the fund. Interest and principal payments generated by the underlying mortgages are passed through to the investors. The "big three" issuers are the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac). GNMA certificates are backed by the full faith and credit of the U.S. government, while others, such as Fannie Mae and Freddie Mac certificates, are only supported by the ability to borrow from the U.S. Treasury or by the credit of the agency. Private mortgage bankers and other institutions also issue mortgage-backed securities.

  Mortgage-backed securities are subject to scheduled and unscheduled principal payments as homeowners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. Therefore, these securities are not an effective means of locking in long-term interest rates. In addition, when interest rates fall, the pace of mortgage prepayments picks up. These refinanced mortgages are paid off at face value (par), causing a loss for any investor who may have purchased the security at a price above par. In such an environment, this risk limits the potential price appreciation of these securities and can negatively affect the fund`s net asset value. When rates rise, the prices of mortgage-backed securities can be expected to decline, although historically these securities have experienced smaller price declines than comparable quality bonds. In addition, when rates rise and prepayments slow, the effective duration of mortgage-backed securities extends, resulting in increased volatility.

  Operating policy  There is no limit on fund investments in mortgage-backed securities.

  Additional mortgage-backed securities in which the fund may invest include:

  Collateralized Mortgage Obligations (CMOs) CMOs are debt securities that are fully collateralized by a portfolio of mortgages or mortgage-backed securities. All interest and principal payments from the underlying mortgages are passed through to the CMOs in such a way as to create some classes with more stable average lives than the underlying mortgages and other classes with more volatile average lives. CMO classes may pay fixed or variable rates of interest, and certain classes have priority over others with respect to the receipt of prepayments.

  Stripped Mortgage Securities Stripped mortgage securities (a type of potentially high-risk derivative) are created by separating the interest and principal payments generated by a pool of mortgage-backed securities or a CMO to create additional classes of securities. Generally, one class receives only interest payments (IOs), and another receives principal payments (POs). Unlike with other mortgage-backed securities and POs, the value of IOs tends to move in the same direction as interest rates. The fund can use IOs as a hedge against falling prepayment rates (interest rates are rising) and/or a bear market environment. POs can be used as a hedge against rising prepayment rates (interest rates are falling) and/or a bull market environment. IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments.

  A rapid or unexpected increase in prepayments can severely depress the price of IOs, while a rapid or unexpected decrease in prepayments could have the same effect on POs. Of course, under the opposite conditions these securities may appreciate in value. These securities can be very volatile in price and may have lower liquidity than most other mortgage-backed securities. Certain non-stripped CMO classes may also exhibit these qualities, especially those that pay variable rates of interest that adjust inversely with, and more rapidly than, short-term interest rates. In addition, if interest rates rise

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  rapidly and prepayment rates slow more than expected, certain CMO classes, in addition to losing value, can exhibit characteristics of longer-term securities and become more volatile. There is no guarantee that fund investments in CMOs, IOs, or POs will be successful, and fund total return could be adversely affected as a result.

  Operating policy  Fund investments in stripped mortgage securities are limited to 10% of total assets.

  Commercial Mortgage-Backed Securities (CMBS) CMBS are securities created from a pool of commercial mortgage loans, such as loans for hotels, shopping centers, office buildings, apartment buildings, etc. Interest and principal payments from the loans are passed on to the investor according to a schedule of payments. Credit quality depends primarily on the quality of the loans themselves and on the structure of the particular deal. Generally, deals are structured with senior and subordinate classes. The amount of subordination is determined by the rating agencies who rate the individual classes of the structure. Commercial mortgages are generally structured with prepayment penalties, which greatly reduces prepayment risk to the investor. However, the value of these securities may change because of actual or perceived changes in the creditworthiness of the individual borrowers, their tenants, the servicing agents, or the general state of commercial real estate. There is no limit on fund investments in these securities.

  Hybrid Instruments

  These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency, or securities index or another interest rate (each a "benchmark"). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may or may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devalutaions, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the fund to the credit risk of the issuer of the hybrid. These risks may cause significant fluctuations in the net asset value of the fund.

  Hybrids can have volatile prices and limited liquidity, and their use may not be successful.

  Operating policy  Fund investments in hybrid instruments are limited to 10% of total assets.

  High-Yield, High-Risk Bonds

  The total return and yield of lower-quality (high-yield, high-risk) bonds, commonly referred to as "junk bonds," can be expected to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds (those rated below BBB or in default) are regarded as predominantly speculative with respect to the issuer`s continuing ability to meet principal and interest payments. Successful investment in lower-medium- and low-quality bonds involves greater investment risk and is highly dependent on T. Rowe Price`s credit analysis. A real or perceived economic downturn or higher interest rates could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than high-quality bonds. Because objective pricing data may be less available, judgment may play a greater role in the valuation process.

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  Operating policy  The fund may purchase any type of noninvestment-grade debt security (or junk bond) including those in default. The fund will not purchase this type of security if it would have more than 10% of total assets invested in such securities. Fund investments in convertible securities are not subject to this limit. Fund investments in high-yield bonds may be made through the T. Rowe Price Institutional High Yield Fund. The fund will not look through the Institutional High Yield Fund to that fund`s underlying investments when determining compliance with investment restrictions.

  Deferrable Subordinated Securities

  These are securities with long maturities that are deeply subordinated in the issuer`s capital structure. They generally have 30-year maturities and permit the issuer to defer distributions for up to five years. These characteristics give the issuer more financial flexibility than is typically the case with traditional bonds. As a result, the securities may be viewed as possessing certain "equity-like" features by rating agencies and bank regulators. However, the securities are treated as debt securities by market participants, and the fund intends to treat them as such as well. These securities may offer a mandatory put or remarketing option that creates an effective maturity date significantly shorter than the stated one. Fund investments will be made in these securities to the extent their yield, credit, and maturity characteristics are consistent with the fund`s investment objective and program.

  Private Placements

  These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

  Operating policy  Fund investments in illiquid securities are limited to 15% of net assets.

  Foreign Securities

  Investments may be made in foreign securities. These include nondollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as Yankee bonds). Investing in foreign securities involves special risks that can increase the potential for losses. These include: exposure to potentially adverse local, political, and economic developments such as war, political instability, hyperinflation, currency devaluations, and overdependence on particular industries; government interference in markets such as nationalization and exchange controls, expropriation of assets, or imposition of punitive taxes; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices and legal rights that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment`s value (favorable changes can increase its value). These risks are heightened for investments in developing countries.

  Operating policy  There is no limit on fund investments in U.S. dollar-denominated debt securities issued by foreign issuers, foreign branches of U.S. banks, and U.S. branches of foreign banks. The fund may also invest up to 10% of total assets (excluding reserves) in non-U.S. dollar-denominated fixed-income securities.

  Types of Investment Management Practices

  Reserve Position

  A certain portion of fund assets will be held in money market reserves. Fund reserve positions are expected to consist primarily of shares of one or both T. Rowe Price internal money market funds. Short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements, may also be held. For temporary, defensive purposes, there is no limit on fund investments in money market reserves. Significant investments in reserves could compromise the

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  ability to achieve fund objectives. The reserve position provides flexibility in meeting redemptions, paying expenses, and in the timing of new investments, and can serve as a short-term defense during periods of unusual market volatility.

  Borrowing Money and Transferring Assets

  Fund borrowings may be made from banks and other T. Rowe Price funds for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with fund policies as set forth in this prospectus. Such borrowings may be collateralized with fund assets, subject to restrictions.

  Fundamental policy  Borrowings may not exceed 33 1/3% of total assets.

  Operating policy  Fund transfers of portfolio securities as collateral will not be made except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33 1/3% of total assets. Fund purchases of additional securities will not be made when borrowings exceed 5% of total assets.

  Futures and Options

  Futures, a type of potentially high-risk derivative, are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options, another type of potentially high-risk derivative, give the investor the right (where the investor purchases the option), or the obligation (where the investor "writes" or sells the option), to buy or sell an asset at a predetermined price in the future. Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates, bond prices, and foreign currencies; as an efficient means of increasing or decreasing fund overall exposure to a specific part or broad segment of the U.S. market or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.

  Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a fund`s initial investment in such contracts.

  Operating policies  Futures: Initial margin deposits on futures and premiums on options used for non-hedging purposes will not exceed 5% of net asset value. Options on securities: The total market value of securities covering call or put options may not exceed 25% of total assets. No more than 5% of total assets will be committed to premiums when purchasing call or put options.

  Swaps

  Fund investments may be made in interest rate, index, total return, and credit default swap agreements as well as options on swap agreements or swap options. All of these agreements are considered derivatives and, in certain cases, high-risk derivatives. Swap agreements are two-party contracts under which the fund and a counterparty, such as a broker or dealer, agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or indices. Swaps and swap options can be used for a variety of purposes, including: to manage fund exposure to changes in interest rates and credit quality; as an efficient means of adjusting fund overall exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration.

  There are risks in the use of swaps and swap options. Swaps could result in losses if interest rate or credit quality changes are not correctly anticipated by the fund. Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated. Credit default swaps could result in losses if we do not correctly evaluate the creditworthiness of the company on which the credit default swap is based. Swaps and swap options may not always be successful hedges;

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  using them could lower fund total return and the other party to a swap agreement could default on its obligations or refuse to cash out the fund`s investment at a reasonable price, which could turn an expected gain into a loss.

  Operating policies  A swap agreement with any single counterparty will not be entered into if the net amount owed or to be received under existing contracts with that party would exceed 5% of total assets, or if the net amount owed or to be received by the fund under all outstanding swap agreements will exceed 10% of total assets. The total market value of securities covering call or put options may not exceed 25% of total assets. No more than 5% of total assets will be committed to premiums when purchasing call or put options.

  Managing Foreign Currency Risk

  Investors in foreign securities may attempt to "hedge" their exposure to potentially unfavorable currency changes. The primary means of doing this is through the use of "forwards"— contracts to exchange one currency for another on some future date at a specified exchange rate. However, futures, swaps, and options on these instruments may also be used. In certain circumstances, a different currency may be substituted for the currency in which the investment is denominated, a strategy known as "proxy hedging." The fund may also use these instruments to create a synthetic bond— issued in one currency, but with the currency component transformed into another currency. If the fund were to engage in any of these foreign currency transactions, they would be primarily to protect a fund`s foreign securities from adverse currency movements relative to the dollar. Such transactions involve the risk that anticipated currency movements will not occur, which could reduce fund total return. There are certain markets, including many emerging markets, where it is not possible to engage in effective foreign currency hedging.

  Operating policy  The fund will not commit more than 10% of total assets to any combination of the types of foreign currency instruments described above.

  Lending of Portfolio Securities

  Fund securities may be lent to broker-dealers, other institutions, or other persons to earn additional income. Risks include the potential insolvency of the broker-dealer or other borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform well.

  Fundamental policy  The value of loaned securities may not exceed 33 1/3% of total assets.

  When-Issued Securities and Forwards

  The fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. There is no limit on fund investments in these securities. The price of these securities is fixed at the time of the commitment to buy, but delivery and payment can take place a month or more later. During the interim period, the market value of the securities can fluctuate, and no interest accrues to the purchaser. At the time of delivery, the value of the securities may be more or less than the purchase or sale price. To the extent the fund remains fully or almost fully invested (in securities with a remaining maturity of more than one year) at the same time it purchases these securities, there will be greater fluctuations in the fund net asset value than if the fund did not purchase them.

  Portfolio Turnover

  Turnover is an indication of frequency of trading. We will not generally trade in securities for short-term profits, but, when circumstances warrant, securities may be purchased and sold without regard to the length of time held. Each time the fund purchases or sells a security, it incurs a cost. This cost is reflected in the fund`s net asset value but not in its operating expenses. The higher the turnover rate,

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  the higher the transaction costs and the greater the impact on the fund`s total return. Higher turnover can also increase the possibility of taxable capital gain distributions.

  Funds investing in bonds may have higher turnover than funds investing in stocks. Unlike stocks, fixed-maturity bonds require reinvestment. For funds investing in mortgages and callable debt, frequent reinvestment of principal is often required. Common trading strategies, such as mortgage dollar rolls, can increase turnover. Active investment strategies, such as sector rotation and duration management, also necessitate more frequent trading. The fund`s portfolio turnover rates are shown in the Financial Highlights table.

  Bond Ratings and High-Yield Bonds

  Larger bond issues are evaluated by rating agencies such as Moody`s and Standard & Poor`s on the basis of the issuer`s ability to meet all required interest and principal payments. The highest ratings are assigned to issuers perceived to be the best credit risks. T. Rowe Price research analysts also evaluate all portfolio holdings, including those rated by an outside agency. Other things being equal, lower-rated bonds have higher yields due to greater risk. High-yield bonds, also called "junk" bonds, are those rated below BBB.

  Bond ratings are not guarantees. They are estimates of an issuer`s financial strength. Ratings can change at any time due to real or perceived changes in an issuer`s credit or financial fundamentals.

  Table 4 shows the rating scale used by several major rating agencies. T. Rowe Price considers publicly available ratings but emphasizes its own credit analysis when selecting investments.

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  Table 4  Ratings of Corporate Debt Securities
	Moody`sInvestorsService, Inc.			Standard& Poor`sCorporation	FitchIBCA, Inc.	Definition

Long Term	Aaa		AAA	AAA		Highest quality
	Aa		AA	AA		High quality
	A		A	A		Upper-medium grade
	Baa		BBB	BBB		Medium grade
	Ba		BB	BB		Speculative
	B		B	B		Highly speculative
	Caa		CCC	CCC		Vulnerable to default
	Ca		CC	CC		Default is imminent
	C		C	C		Probably in default
	Moody`s				S&P			Fitch
CommercialPaper	P-1	Superiorquality		A-1+A-1	Extremely strong qualityStrong quality	F-1+F-1	Exceptionally strong qualityVery strong quality
	P-2	Strongquality		A-2	Satisfactory quality	F-2	Good credit quality
	P-3	Acceptablequality		A-3BC	Adequate qualitySpeculative qualityDoubtful quality	F-3	Fair credit quality

  Disclosure of Fund Portfolio Information

  The fund`s portfolio holdings are disclosed on a regular basis in its semiannual and annual reports to shareholders as well as Form N-Q which is filed with the SEC within 60 days of the fund`s first and third fiscal quarter-end. In addition, the fund discloses its calendar quarter-end portfolio holdings on troweprice.com 15 calendar days after each quarter. Under certain conditions, up to 5% of the fund`s holdings may be included in this portfolio list without being individually identified. Generally, securities would be omitted from the list if they are being actively bought or sold and it is determined that the quarter-end disclosure of the holding could be harmful to the fund. A security will not be omitted from the list for more than one year. The fund also discloses its largest 10 holdings seven days after each month-end. These holdings are listed in alphabetical order along with the aggregate percentage of the fund`s total assets they represent. The quarter-end portfolio will remain on the Web site for one year. The top 10 list is replaced every six months. A description of the fund`s policy and procedures with respect to the disclosure of portfolio information is in the Statement of Additional Information.

  Financial Highlights

  Limited-Term Bond Portfolio — II first issued shares on March 31, 2005, and therefore has no financial history. As a point of comparison, however, Table 5 provides historical information about Limited-Term Bond Portfolio because Limited-Term Bond Portfolio — II participates in the fund`s management program and investment portfolio. (Prior to the inception of Limited-Term Bond Portfolio — II, Limited-Term Bond Portfolio had only a single class.) This information is based on a single share of Limited-Term Bond Portfolio outstanding throughout the periods shown.

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  This table is part of Limited-Term Bond Portfolio`s financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). The financial statements in the annual report were audited by the fund`s independent registered public accounting firm, PricewaterhouseCoopers LLP.

  Had Limited-Term Bond Portfolio — II existed during the periods reflected in the table, some financial information would be different because of its higher anticipated expense ratio.

  Table 5  Financial Highlights
	Year ended December 31
	2000	2001	2002	2003	2004

Net asset value,beginning of period	$4.79	$4.93	$5.06	$5.08	$5.09
Income From Investment Operations
Net investment income	0.29	0.28	0.25	0.18	0.16
Net gains or losses on securities (both realized and unrealized)	0.14	0.13	0.02	0.03	(0.10)
Total from investment operations	0.43	0.41	0.27	0.21	0.06
Less Distributions
Dividends (from net investment income)	(0.29)	(0.28)	(0.25)	(0.19)	(0.17)
Distributions (fromcapital gains)	—	—	—	(0.01)	—
Returns of capital	—	—	—	—	—
Total distributions	(0.29)	(0.28)	(0.25)	(0.20)	(0.17)
Net asset value,end of period	$4.93	$5.06	$5.08	$5.09	$4.98
Total return	9.25%	8.47%	5.42%	4.28%	1.10%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$68,844	$83,906	$86,375	$90,233	$92,092
Ratio of expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of net income to average net assets	6.00%	5.54%	4.86%	3.68%	3.16%
Portfolio turnover rate	58.4%	48.4%	62.4%	123.8%	47.2%

  A fund Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. Further information about fund investments, including a review of market conditions and the manager`s recent strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain a free copy of a fund report or Statement of Additional Information, or for inquiries, contact your insurance company.

  Fund information and Statements of Additional Information are also available from the Public Reference Room of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling the SEC at
  1-202-942-8090. Fund reports and other fund information are available on the EDGAR Database on the SEC`s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Room, Washington D.C. 20549-0102.

  1940 Act File No.: 811-07153

  E353-040 3/31/05

  T. Rowe Price-1

  A fund Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. Further information about fund investments, including a review of market conditions and the manager`s recent strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain a free copy of a fund report or Statement of Additional Information, or for inquiries, contact your insurance company.

  Fund information and Statements of Additional Information are also available from the Public Reference Room of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling the SEC at
  1-202-942-8090. Fund reports and other fund information are available on the EDGAR Database on the SEC`s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Room, Washington D.C. 20549-0102.

  1940 Act File No.: 811-07153

  E353-040 3/31/05